Exhibit 10.2

Execution Version

TERM LOAN JOINDER AGREEMENT AND AMENDMENT

This TERM LOAN JOINDER AGREEMENT AND AMENDMENT, dated as of July 15, 2016 (this “Agreement”), by and among Douglas Dynamics, Inc. (“Holdings”), Douglas Dynamics, L.L.C. (the “Company” or the “Borrower”), Douglas Dynamics Finance Company (“DD Finance”), Fisher, LLC (“Fisher”), Trynex International LLC (“Trynex”), Henderson Enterprises Group, Inc. (the survivor of a merger with DDIZ Acquisition, Inc.) (“HEG”), Henderson Products, Inc. (“HPI”) and Acquisition Delta LLC (“Delta” and, together with Holdings, DD Finance, Fisher, Trynex, HEG and HPI, each a “Guarantor” and collectively, the “Guarantors”), the Incremental Lenders (as defined below), JPMorgan Chase Bank, N.A. (“JPMorgan”), as administrative agent for the Incremental Lenders (in such capacity, the “Administrative Agent”) and as collateral agent for the Incremental Lenders (in such capacity, the “Collateral Agent”), and the other Lenders (as defined below) party hereto.

W I T N E S S E T H:

WHEREAS, the Borrower is party to that certain Amended and Restated Credit and Guaranty Agreement (as amended, amended and restated, supplemented or otherwise modified from time to time, the “Term Loan Credit Agreement”), dated as of December 31, 2014, among the Borrower, the guarantors party thereto, the lenders from time to time party thereto (the “Lenders”), the Administrative Agent, the Collateral Agent and the certain other parties from time to time party thereto;

WHEREAS, the Borrower has, by notice to the Administrative Agent delivered pursuant to Section 2.23(a) of the Term Loan Credit Agreement, requested the establishment of incremental term loan commitments (the “Incremental Term Loan Commitments”) in an aggregate principal amount of $130,000,000 (the loans in respect thereof, the “Incremental Term Loans”);

WHEREAS, each financial institution identified on the signature pages hereto as an “Incremental Lender” (each, an “Incremental Lender”) has agreed, severally, on the terms and conditions set forth herein and in the Term Loan Credit Agreement, to provide a portion of the Incremental Term Loans and to become, if not already, a Lender for all purposes of the Term Loan Credit Agreement;

WHEREAS, the Borrower has requested that in connection with the establishment of the Incremental Term Loans, the Requisite Lenders agree (the “Required Approvals”) to (i) permit the Borrower to incur up to $20 million of floor plan financing and (ii) authorize the Administrative Agent to enter into any intercreditor or subordination agreement with any party providing floor plan financing and the administrative and collateral agent under the Revolving Credit Documents.

WHEREAS, the Borrower has requested that certain other amendments be made to the Term Loan Credit Agreement;

WHEREAS, the Requisite Lenders, on the terms and conditions set forth herein, are willing to provide the Required Approvals and agree to the amendments set forth herein;

NOW, THEREFORE, in consideration of the premises and mutual covenants contained herein, and for good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto hereby agree as follows:

I. DEFINED TERMS

Terms defined in the Term Loan Credit Agreement and not defined herein are used herein as defined therein.

II. INCREMENTAL FACILITY

(a)           Subject to and upon the terms and conditions set forth herein, each Incremental Lender severally agrees to make, on the Incremental Effective Date (as defined below), an Incremental Term Loan Commitment in dollars to the Borrower in an amount equal to the commitment amount set forth next to such Incremental Lender’s name in Schedule I hereto under the caption “Incremental Term Loan Commitment”; provided that the Incremental Term Loans shall be part of the same facility of loans as the Term Loans under the Term Loan Credit Agreement made prior to the date hereof (the “Existing Term Loans”).  Except as necessary to give effect to the provisions of clauses (b) through (f) below, the Incremental Term Loans shall be “Loans”, “Term Loans” and “Additional Term Loans” for all purposes of the Term Loan Credit Agreement and the other Credit Documents.  The Incremental Term Loans may be repaid or prepaid in accordance with the provisions of the Credit Agreement and this Agreement, but once repaid or prepaid may not be reborrowed.

(b)           The proceeds of the Incremental Term Loans shall be used solely (i) to pay in part the purchase price for the Asset Purchase (as defined below) and (ii) to pay the fees, costs and expenses incurred in connection with (x) the consummation of the Asset Purchase, (y) the making of the Incremental Term Loans and (z) the effectiveness of the Amendment and any amendment to the Revolving Credit Documents made on the Incremental Effective Date (the transactions described in clause (ii)(x)-(z), together with the payment of fees in connection therewith, the “Transactions”).

(c)           The aggregate principal amount of the Incremental Term Loans made on the Incremental Effective Date shall be $130,000,000.

(d)           Maturity.  The maturity date in respect of the Incremental Term Loans shall be December 31, 2021 (the “Incremental Term Maturity Date”).

(e)           Interest.  The interest rate in respect of the Incremental Term Loans shall be the interest rate applicable to the Existing Term Loans as of the Incremental Effective Date.

(f)            Amortization.  Commencing with the fiscal quarter ending September 30, 2016, the Incremental Term Loans shall be repayable in equal quarterly installments such that the amount repaid in each such quarterly installment is equal to one quarter of 1.69% of the original principal amount of the Incremental Term Loans.

The balance of the Incremental Term Loans will be repayable on the Incremental Term Maturity Date.

(g)           Guarantees and Security.  The Incremental Term Loans shall constitute Obligations for all purposes of the Term Loan Credit Agreement and the Collateral Documents and will be secured by the Collateral securing the other Obligations. For the avoidance of doubt, the Incremental Term Loans shall (i) benefit from the Guaranty to the same extent as the Existing Term Loans, (ii) be secured by Liens on the Collateral on a pari passu basis with the Liens on the Collateral securing the Existing Term Loans and (iii) be pari passu in right of payment with the Existing Term Loans.

(h)           No FATCA Grandfather Obligation.  Solely for purposes of determining withholding taxes imposed under FATCA, from and after the Incremental Effective Date, the Borrower and the Arrangers agree to treat (and the Incremental Lenders and the Lenders hereby authorize the Arrangers to treat) any Credit Document and any Loan made under any Credit Document as not qualifying as a “grandfathered obligation” within the meaning of Treasury Regulation Section 1.1471-2(b)(2)(i).

(i)            Other Terms of Incremental Facility.  Except as expressly set forth herein, the Incremental Term Loans shall have the same terms and conditions as the Existing Term Loans.

III. AMENDMENTS

The Requisite Lenders hereby agree that the Term Loan Credit Agreement is hereby amended as of the Incremental Effective Date  to delete the stricken text (indicated textually in the same manner as the following example: ~~stricken text~~) and to add the double-underlined text (indicated textually in the same manner as the following example: double-underlined text) as set forth in the pages of the Term Loan Credit Agreement attached as Exhibit A hereto.

IV. EXISTING MORTGAGES

Within 90 days following the Incremental Effective Date (or such later date as the Administrative Agent may agree), the Credit Parties shall deliver to the Administrative Agent, with respect to each Mortgage encumbering a Real Estate Asset on the Incremental Effective Date, an amendment to the existing Mortgage and such other documents required by Section 5.12(c) of the Term Loan Credit Agreement.

V. ACKNOWLEDGMENTS WITH RESPECT TO THE TERM LOAN CREDIT AGREEMENT AND THE INTERCREDITOR AGREEMENT

(a)           The Requisite Lenders hereby agree that (a) the Borrower may request Incremental Term Loan Commitments pursuant to clause (a)(ii) of Section 2.23 of the Term Loan Credit Agreement prior to requesting Incremental Term Loan Commitments pursuant to clause (a)(i) of Section 2.23 of the Term Loan Credit Agreement and (b) clause (ii) of the defined term “Maximum Term Principal Amount” in the Intercreditor Agreement may be utilized prior to full utilization of clause (i) of such defined term.

(b)           The Borrower hereby represents and warrants that after giving effect to the Incremental Term Loans, the First Lien Debt Ratio shall not be greater than 3.25 to 1.00 (it being understood that in determining the amount of the unrestricted Cash of the Company for purposes of calculating the First Lien Debt Ratio, the proceeds of the Incremental Term Loans shall not be included).

VI. ACKNOWLEDGEMENT OF INCREMENTAL LENDERS

Each Incremental Lender (a) represents and warrants that (i) it has full power and authority to execute and deliver this Agreement and to consummate the transactions contemplated hereby and to become a Lender under the Term Loan Credit Agreement, (ii) it meets all requirements of an Eligible Assignee under the Term Loan Credit Agreement, (iii) from and after the Incremental Effective Date, it shall be bound by the provisions of this Agreement and the Term Loan Credit Agreement as a Lender thereunder and shall have the obligations of a Lender thereunder, (iv) it has received a copy of the Term Loan Credit Agreement, together with copies of the most recent financial statements delivered pursuant to Section 5.01 thereof, as applicable, and such other documents and information as it has deemed appropriate to make its own credit analysis and decision to enter into this Agreement and to make Incremental Term Loans on the basis of which it has made such analysis and decision independently and without reliance on the Administrative Agent or any other Lender and (v) it does not bear a relationship to the Borrower described in Section 108(e)(4) of the Internal Revenue Code and (b) agrees that (i) it will, independently and without reliance on the Administrative Agent or any other Lender (including any other Incremental Lender) and based on such documents and information as it shall deem appropriate at the time, continue to make its own credit decisions in taking or not taking action under the Credit Documents and (ii) it will perform in accordance with their terms all of the obligations which by the terms of the Credit Documents are required to be performed by it as a Lender.

VII. EFFECT ON THE CREDIT DOCUMENTS

Except as expressly provided herein, (a) the Incremental Term Loans shall be subject to the provisions of the Term Loan Credit Agreement and the other Credit Documents that apply to “Loans”, “Term Loans” and “Additional Term Loans” thereunder and (b) all of the terms and provisions of the Term Loan Credit Agreement and the other Credit Documents are and shall remain in full force and effect.  This Agreement shall constitute (i) the Term Loan Joinder Agreement and (ii) a Credit Document for all purposes of the Term Loan Credit Agreement and the other Credit Documents.  Provisions of this Agreement are deemed incorporated into the Term Loan Credit Agreement as if fully set forth therein.  To the extent required by the Term Loan Credit Agreement, the Borrower and the Administrative Agent hereby consent to each Incremental Lender that is not a Lender as of the date hereof becoming a Lender under the Term Loan Credit Agreement on the Incremental Effective Date.

VIII. CONDITIONS

This Agreement shall become effective on the date of satisfaction of the following conditions precedent (such date, the “Incremental Effective Date”):

(a)           The Administrative Agent shall have received sufficient copies of this Agreement, executed and delivered by each applicable Credit Party, the Administrative Agent, the Incremental Lenders and the Requisite Lenders.

(b)           The Administrative Agent, the Incremental Lenders, the Lenders and their respective counsel shall have received originally executed copies of the favorable written opinion of Foley & Lardner LLP, counsel for the Credit Parties, in form and substance satisfactory to the Administrative Agent, dated as of the Incremental Effective Date (and each Credit Party hereby instructs such counsel to deliver such opinion to the Administrative Agent, the Incremental Lenders and the Lenders).

(c)           The Administrative Agent shall have received (i) copies of each Organizational Document for each Credit Party, certified as of a recent date prior to the Incremental Effective Date by the appropriate governmental official or, as applicable, by an officer of such Credit Party, (ii) signature and incumbency certificates of the officers of each Credit Party executing the Credit Documents to which it is a party, (iii) resolutions of the Board of Directors or similar governing body of each Credit Party approving and authorizing the execution, delivery and performance of this Agreement and the other Credit Documents to which it is a party, certified as of the Incremental Effective Date by its secretary or an assistant secretary as being in full force and effect without modification or amendment, (iv) a good standing certificate from the applicable Governmental Authority of each Credit Party’s jurisdiction of incorporation, organization or formation and in each jurisdiction in which it is qualified as a foreign corporation or other entity to do business, each dated a recent date prior to the Incremental Effective Date, and (v) such other documents as the Administrative Agent may reasonably request.

(d)           On the Incremental Effective Date, the Administrative Agent shall have received a Solvency Certificate from the chief financial officer of Holdings, dated as of the Incremental Effective Date and addressed to the Administrative Agent, the Incremental Lenders and the Lenders, in form, scope and substance satisfactory to the Administrative Agent, with appropriate attachments and demonstrating that after giving effect to the Transactions, the Borrower is and will be, and Holdings and its Subsidiaries (on a consolidated basis) are and will be, Solvent.

(e)           The terms of the Asset Purchase Agreement, dated June 15, 2016, among Acquisition Delta, Peter Paul Dejana Family Trust Dated 12/31/98, Dejana Truck & Utility Equipment Company, Inc. and Andrew Dejana (as appointed agent) (including all exhibits, schedules, annexes and other attachments thereto and other agreements related thereto) (the “Purchase Agreement”) and all related documents shall be reasonably satisfactory to the Arrangers. The acquisition of assets pursuant to the Purchase Agreement (the “Asset Purchase”) shall be consummated pursuant to the Purchase Agreement, substantially concurrently with the initial funding of the Incremental Term Loans, and no provision thereof shall have been amended or waived, and no consent shall have been given thereunder, in any manner materially adverse to the interests of the Incremental Lenders or the Arrangers without the prior written consent of the Arrangers.

(f)            On the Incremental Effective Date, after giving effect to the Transactions, none of Holdings, the Borrower or any of the Subsidiaries of the Borrower shall have any material indebtedness for borrowed money other than Indebtedness outstanding under the Term Loan Credit Agreement and Indebtedness outstanding under the Revolving Credit Documents.

(g)           The drawing of the Incremental Term Loans shall have occurred on or before the earlier of (i) August 31, 2016 and (ii) the termination of the Purchase Agreement prior to the closing of the Asset Purchase.

(h)           The Administrative Agent shall have received (a) audited consolidated balance sheets and related statements of income, stockholders’ equity and cash flows of the Sellers (as defined in the Purchase Agreement) and their Subsidiaries for the fiscal years ended December 31, 2013 and December 31, 2014, (b) an unaudited consolidated balance sheet and related statements of income, stockholders’ equity and cash flows of the Sellers (as defined in the Purchase Agreement) and their Subsidiaries, for the fiscal year ended December 31, 2015 and (c) unaudited consolidated balance sheets and related statements of income, stockholders’ equity and cash flows of the Sellers (as defined in the Purchase Agreement) and their Subsidiaries for each subsequent fiscal quarter ended at least 45 days prior to the Incremental Effective Date.

(i)            The Administrative Agent shall have received a pro forma consolidated balance sheet and related pro forma consolidated statement of income of the Company and its Subsidiaries as of and for the twelve-month period ending on the last day of the most recently completed four-fiscal quarter period ended at least 45 days prior to the Incremental Effective Date, prepared after giving effect to the Transactions as if the Transactions had occurred as of such date (in the case of such balance sheet) or at the beginning of such period (in the case of such statement of income).

(j)            The Administrative Agent shall have received, at least five (5) Business Days in advance of the Incremental Effective Date, all documentation and other information required by Governmental Authorities under applicable “know-your-customer” and anti-money laundering rules and regulations, including, without limitation, as required by the Uniting and Strengthening America by Providing Appropriate Tools Required to Intercept and Obstruct Terrorism (USA PATRIOT ACT) Act of 2001.

(k)           All fees, expenses and other amounts due and payable to the Arrangers, the Agents, the Incremental Lenders and the Lenders on the Incremental Effective Date shall have been paid or shall have been authorized to be deducted from the proceeds of the funding of the Incremental Term Loans.

(l)            The Administrative Agent shall be satisfied with (i) the valid perfected First Priority security interest in favor of Collateral Agent, for the benefit of Secured Parties, in the Term Priority Collateral (including any assets to be acquired through the Asset Purchase that would constitute Term Priority Collateral once acquired) and (ii) the valid perfected Second Priority security interest in favor of Collateral Agent, for the benefit of the Secured Parties, in the ABL Priority Collateral (including any assets to be acquired through the Asset Purchase that would constitute ABL Priority Collateral once acquired).

(m)          The Purchase Agreement Representations (as defined below) and the Specified Representations (as defined below) shall be true and correct in all material respects (unless qualified by materiality, in which case they shall be true and correct in all respects).

“Purchase Agreement Representations” means such of the representations made by or on behalf of the Sellers (as defined in the Purchase Agreement) in the Purchase Agreement as are material to the interests of the Incremental Lenders, but only to the extent that the accuracy of any such representation is a condition to the obligations of the Borrower (or an affiliate thereof) to close under the Purchase Agreement or the Borrower (or an affiliate thereof) has the right to terminate its obligations under the Purchase Agreement as a result of a breach of such representations in the Purchase Agreement.

“Specified Representations” means the representations and warranties in the Term Loan Credit Agreement relating to corporate existence and qualification, power and authority, due authorization, execution and delivery of, and enforceability of, this Agreement, effectiveness, validity and perfection of First Priority Liens under the Collateral Documents, no conflicts with organizational documents, governmental approvals, use of proceeds, Investment Company Act, compliance with laws, solvency, OFAC, FCPA, Patriot Act, Federal Reserve margin regulations and the Investment Company Act.

(n)           Since December 31, 2015, there shall not have occurred any change, effect, event or development that, individually or in the aggregate, has had or would reasonably be expected to have a material adverse effect on the business, financial condition or results of operations of the Sellers (as defined in the Purchase Agreement) and their respective Subsidiaries.

(o)           The Administrative Agent shall have received a certificate of the Authorized Representative of the Borrower certifying that (a) as of the date of signing of the Purchase Agreement, the representations and warranties contained in the Term Loan Credit Agreement and the other Credit Documents were true and correct in all material respects (or in all respects, if qualified by materiality) on and as of such date to the same extent as though made on and as of such date, except to the extent such representations and warranties specifically relate to an earlier date, in which case such representations and warranties were true and correct in all material respects (or in all respects, if qualified by materiality) on and as of such earlier date, (b) after giving effect to the borrowing of the Incremental Term Loans, the First Lien Debt Ratio is no greater than 3.25 to 1.00 and (c) both before and after giving effect to the making of the Incremental Term Loans, no Event of Default under Section 8.1(a), 8.1(f) or 8.1(g) of the Term Loan Credit Agreement exists on the Incremental Effective Date.

(p)           Both before and after giving effect to the making of the Incremental Term Loans, no Event of Default under Section 8.1(a), 8.1(f) or 8.1(g) of the Term Loan Credit Agreement shall exist on the Incremental Effective Date.

(q)           With respect to mortgaged real property, the Administrative Agent shall have received a completed “Life-of-Loan” Federal Emergency Management Agency standard flood hazard determination (and if any improvements on such mortgaged property are located in a special flood hazard area, (i) a notice about special flood hazard area status and flood disaster assistance duly executed by the applicable Credit Parties and (ii) evidence of flood insurance in form and substance reasonably satisfactory to the Administrative Agent and any other information or documentation reasonably requested by the Administrative Agent in connection therewith).

SECTION IX. REAFFIRMATION

By signing this Agreement, each Credit Party hereby confirms that (a) its obligations and liabilities under the Term Loan Credit Agreement as modified hereby (including with respect to the Incremental Term Loans contemplated by this Agreement) and the other Credit Documents to which it is a party remain in full force and effect on a continuous basis after giving effect to this Agreement, (b) the Secured Parties remain entitled to the benefits of the Guaranty and the security interests set forth or created in the Collateral Documents and the other Credit Documents, (c) notwithstanding the effectiveness of the terms hereof, the Collateral Documents and the other Credit Documents are, and shall continue to be, in full force and effect and are hereby ratified and confirmed in all respects and (d) each Incremental Term Lender shall be a “Secured Party” and a “Lender” for all purposes of the Term Loan Credit Agreement and the other Credit Documents.  Each Credit Party ratifies and confirms that all Liens granted, conveyed, or assigned to any Agent by such Person pursuant to each Credit Document to which it is a party remain in full force and effect, are not released or reduced, and continue to secure full payment and performance of the Obligations as increased hereby.

SECTION X. EXPENSES

The Borrower agrees to pay and reimburse the Administrative Agent for all its reasonable costs and out-of-pocket expenses incurred in connection with the preparation and delivery of this Agreement, including, without limitation, the reasonable and invoiced fees, charges and disbursements of one counsel in each applicable jurisdiction to the Administrative Agent.

SECTION XI. MISCELLANEOUS

(a)           This Agreement and the rights and obligations of the parties hereunder shall be governed by, and shall be construed and enforced in accordance with the laws of the State of New York without regard to conflict of law principles thereof that would result in the application of the laws of another jurisdiction.

(b)           EACH OF THE PARTIES HERETO HEREBY AGREES TO WAIVE ITS RESPECTIVE RIGHTS TO A JURY TRIAL OF ANY CLAIM OR CAUSE OF ACTION BASED UPON OR ARISING HEREUNDER OR ANY DEALINGS BETWEEN THEM RELATING TO THE SUBJECT MATTER OF THIS AGREEMENT.  THE SCOPE OF THIS WAIVER IS INTENDED TO BE ALL-ENCOMPASSING OF ANY AND ALL DISPUTES THAT MAY BE FILED IN ANY COURT AND THAT RELATE TO THE SUBJECT MATTER OF THIS AGREEMENT, INCLUDING CONTRACT CLAIMS, TORT CLAIMS, BREACH OF DUTY CLAIMS AND ALL OTHER COMMON LAW AND STATUTORY CLAIMS.  EACH PARTY HERETO ACKNOWLEDGES THAT THIS WAIVER IS A MATERIAL INDUCEMENT TO ENTER INTO THIS AGREEMENT, WHICH

EACH HAS ALREADY RELIED ON THIS WAIVER IN ENTERING INTO THIS AGREEMENT, AND THAT EACH WILL CONTINUE TO RELY ON THIS WAIVER IN ITS RELATED FUTURE DEALINGS.  EACH PARTY HERETO FURTHER WARRANTS AND REPRESENTS THAT IT HAS REVIEWED THIS WAIVER WITH ITS LEGAL COUNSEL AND THAT IT KNOWINGLY AND VOLUNTARILY WAIVES ITS JURY TRIAL RIGHTS FOLLOWING CONSULTATION WITH LEGAL COUNSEL.  THIS WAIVER IS IRREVOCABLE, MEANING THAT IT MAY NOT BE MODIFIED EITHER ORALLY OR IN WRITING (OTHER THAN BY A MUTUAL WRITTEN WAIVER SPECIFICALLY REFERRING TO THIS SECTION OF THIS AGREEMENT AND EXECUTED BY EACH OF THE PARTIES HERETO), AND THIS WAIVER SHALL APPLY TO ANY SUBSEQUENT AMENDMENTS, SUPPLEMENTS OR MODIFICATIONS HERETO OR TO ANY OTHER DOCUMENTS OR AGREEMENTS RELATING TO THIS AGREEMENT.  IN THE EVENT OF LITIGATION, THIS AGREEMENT MAY BE FILED AS A WRITTEN CONSENT TO A TRIAL BY THE COURT.

(c)           This Agreement may be executed in counterparts, each of which when so executed and delivered shall be deemed an original, but all of such counterparts together shall constitute but one and the same instrument.  Delivery of an executed counterpart of a signature page to this Agreement by facsimile or electronic file shall be effective as delivery of a manually executed counterpart of this Agreement.

[Signature Pages Follow.]

DOUGLAS DYNAMICS, INC.

By:	/s/ Robert J. Young
Name: Robert J. Young
Title: Vice President, Controller, and Treasurer

DOUGLAS DYNAMICS, L.L.C.

By:	/s/ Robert J. Young
Name: Robert J. Young
Title: Vice President, Controller, and Treasurer

DOUGLAS DYNAMICS FINANCE COMPANY

By:	/s/ James L. Janik
Name: James L. Janik
Title: President and Chief Executive Officer

FISHER, LLC

By:	DOUGLAS DYNAMICS, L.L.C.
Its:	Sole Member

By:	/s/ Robert J. Young
Name: Robert J. Young
Title: Vice President, Controller, and Treasurer

TRYNEX INTERNATIONAL LLC

By:	/s/ Robert J. Young
Name: Robert J. Young
Title: Vice President, Controller, and Treasurer

[Signature Page to Term Loan Joinder Agreement and Amendment]

HENDERSON ENTERPRISES GROUP, INC.

By:	/s/ Robert J. Young
Name: Robert J. Young
Title: Treasurer

HENDERSON PRODUCTS, INC.

By:	/s/ Robert J. Young
Name: Robert J. Young
Title: Treasurer

ACQUISITION DELTA LLC

By:	/s/ Robert J. Young
Name: Robert J. Young
Title: Treasurer

[Signature Page to Term Loan Joinder Agreement and Amendment]

JPMORGAN CHASE BANK, N.A., as Administrative Agent, as Collateral Agent, as a Lender and as Incremental Lender

By:	/s/ Raymond Gage
Name: Raymond Gage
Title: Authorized Officer

[Signature Page to Term Loan Joinder Agreement and Amendment]

Gallatin CLO IV 2012-1, Ltd
As Assignee
By: MP Senior Credit Partners L.P.
as its Collateral Manger

By:	/s/ Niall Rosenzweig
Name: Niall Rosenzweig
Title: Principal

[Signature Page to Term Loan Joinder Agreement and Amendment]

Gallatin CLO IV 2013-1, Ltd
As Assignee
By: MP Senior Credit Partners L.P.
as its Collateral Manger

By:	/s/ Niall Rosenzweig
Name: Niall Rosenzweig
Title: Principal

[Signature Page to Term Loan Joinder Agreement and Amendment]

Gallatin CLO IV 2013-2, LLC
By: MP Senior Credit Partners L.P.
as its Portfolio Manger

By:	/s/ Niall Rosenzweig
Name: Niall Rosenzweig
Title: Principal

[Signature Page to Term Loan Joinder Agreement and Amendment]

Gallatin CLO IV 2014-1, Ltd.
By: MP Senior Credit Partners
as its Portfolio Manger

By:	/s/ Niall Rosenzweig
Name: Niall Rosenzweig
Title: Principal

[Signature Page to Term Loan Joinder Agreement and Amendment]

Kingsland II, Ltd.
BY: Kingsland Capital Management, LLC, as Manager

By:	/s/ Katherine Kim
Name: Katherine Kim
Title: Authorized Signatory

[Signature Page to Term Loan Joinder Agreement and Amendment]

Kingsland III, Ltd.
BY: Kingsland Capital Management, LLC, as Manager

By:	/s/ Katherine Kim
Name: Katherine Kim
Title: Authorized Signatory

[Signature Page to Term Loan Joinder Agreement and Amendment]

Kingsland IV, Ltd.
BY: Kingsland Capital Management, LLC, as Manager

By:	/s/ Katherine Kim
Name: Katherine Kim
Title: Authorized Signatory

[Signature Page to Term Loan Joinder Agreement and Amendment]

Kingsland V, Ltd.
BY: Kingsland Capital Management, LLC, as Manager

By:	/s/ Katherine Kim
Name: Katherine Kim
Title: Authorized Signatory

[Signature Page to Term Loan Joinder Agreement and Amendment]

Kingsland VI
By: Kingsland Capital Management, LLC, as Manager

By:	/s/ Katherine Kim
Name: Katherine Kim
Title: Authorized Signatory

[Signature Page to Term Loan Joinder Agreement and Amendment]

Kingsland VII
By: Kingsland Capital Management, LLC, as Manager

By:	/s/ Katherine Kim
Name: Katherine Kim
Title: Authorized Signatory

[Signature Page to Term Loan Joinder Agreement and Amendment]

Golub Capital Partners CLO 14, Ltd.
By: GC Advisors LLC, as agent

By:	/s/ Christina D. Jamieson
Name: Christina D. Jamieson
Title: Designated Signatory

[Signature Page to Term Loan Joinder Agreement and Amendment]

Golub Capital Partners CLO 15, Ltd.
By: GC Advisors LLC, as agent

By:	/s/ Christina D. Jamieson
Name: Christina D. Jamieson
Title: Designated Signatory

[Signature Page to Term Loan Joinder Agreement and Amendment]

Golub Capital Partners CLO 22(B), Ltd.
By: GC Advisors LLC, as agent

By:	/s/ Christina D. Jamieson
Name: Christina D. Jamieson
Title: Designated Signatory

[Signature Page to Term Loan Joinder Agreement and Amendment]

Golub Capital Partners CLO 23(B), Ltd.
By: GC Advisors LLC, as agent

By:	/s/ Christina D. Jamieson
Name: Christina D. Jamieson
Title: Designated Signatory

[Signature Page to Term Loan Joinder Agreement and Amendment]

Golub Capital Partners CLO 29(B), Ltd.
By: GC Advisors LLC, as agent

By:	/s/ Christina D. Jamieson
Name: Christina D. Jamieson
Title: Designated Signatory

[Signature Page to Term Loan Joinder Agreement and Amendment]

OHA CREDIT PARTNERS IX, LTD.
By: Oak Hill Advisors, L.P.
as Portfolio Manager

By:	/s/ Glenn August
Name: Glenn August
Title: Authorized Signatory

[Signature Page to Term Loan Joinder Agreement and Amendment]

OHA CREDIT PARTNERS VI, LTD.
By: Oak Hill Advisors, L.P. As its Portfolio
Manager

By:	/s/ Glenn August
Name: Glenn August
Title: Authorized Signatory

[Signature Page to Term Loan Joinder Agreement and Amendment]

OHA CREDIT PARTNERS VII, LTD.
By: Oak Hill Advisors, L.P. As Portfolio
Manager

By:	/s/ Glenn August
Name: Glenn August
Title: Authorized Signatory

[Signature Page to Term Loan Joinder Agreement and Amendment]

OHA CREDIT PARTNERS VIII, LTD.
By: Oak Hill Advisors, L.P.
as Warehouse Portfolio Manager

By:	/s/ Glenn August
Name: Glenn August
Title: Authorized Signatory

[Signature Page to Term Loan Joinder Agreement and Amendment]

OHA CREDIT PARTNERS X, LTD.
By: Oak Hill Advisors, L.P.
as Portfolio Manager

By:	/s/ Glenn August
Name: Glenn August
Title: Authorized Signatory

[Signature Page to Term Loan Joinder Agreement and Amendment]

OHA CREDIT PARTNERS XII, LTD.
By: Oak Hill Advisors, L.P.
as Portfolio Manager

By:	/s/ Glenn August
Name: Glenn August
Title: Authorized Signatory

[Signature Page to Term Loan Joinder Agreement and Amendment]

OHA LOAN FUNDING 2012-1, LTD.
By: Oak Hill Advisors, L.P.
As Portfolio Manager

By:	/s/ Glenn August
Name: Glenn August
Title: Authorized Signatory

[Signature Page to Term Loan Joinder Agreement and Amendment]

OHA LOAN FUNDING 2013-1, LTD.
By: Oak Hill Advisors, L.P.
as Portfolio Manager

By:	/s/ Glenn August
Name: Glenn August
Title: Authorized Signatory

[Signature Page to Term Loan Joinder Agreement and Amendment]

OHA LOAN FUNDING 2013-2, LTD.
By: Oak Hill Advisors, L.P.
As Portfolio Manager

By:	/s/ Glenn August
Name: Glenn August
Title: Authorized Signatory

[Signature Page to Term Loan Joinder Agreement and Amendment]

OHA LOAN FUNDING 2014-1, LTD.
By: Oak Hill Advisors, L.P. as Portfolio
Manager

By:	/s/ Glenn August
Name: Glenn August
Title: Authorized Signatory

[Signature Page to Term Loan Joinder Agreement and Amendment]

OHA LOAN FUNDING 2015-1, LTD.
By: Oak Hill Advisors, L.P. as Portfolio
Manager

By:	/s/ Glenn August
Name: Glenn August
Title: Authorized Signatory

[Signature Page to Term Loan Joinder Agreement and Amendment]

OHA S.C.A., SICAV-SIF
represented by OHA Management (Luxembourg) S.Ã r.l., in its capacity of General Partner

By:	/s/ Glenn August
Name: Glenn August
Title: Authorized Signatory

[Signature Page to Term Loan Joinder Agreement and Amendment]

IVY HILL MIDDLE MARKET CREDIT FUND IV, LTD., as a Lender
By: Ivy Hill Asset Management, L.P., as Portfolio Manager

By:	/s/ Ian Fitzgerald
Name: Ian Fitzgerald
Title: Authorized Signatory

IVY HILL MIDDLE MARKET CREDIT FUND V, LTD., as a Lender
By: Ivy Hill Asset Management, L.P., as Portfolio Manager

By:	/s/ Ian Fitzgerald
Name: Ian Fitzgerald
Title: Authorized Signatory

IVY HILL MIDDLE MARKET CREDIT FUND VII, LTD., as a Lender
By: Ivy Hill Asset Management, L.P., as Asset Manager

By:	/s/ Ian Fitzgerald
Name: Ian Fitzgerald
Title: Authorized Signatory

IVY HILL MIDDLE MARKET CREDIT FUND VIII, LTD., as a Lender
By: Ivy Hill Asset Management, L.P., as Collateral Manager

By:	/s/ Ian Fitzgerald
Name: Ian Fitzgerald
Title: Authorized Signatory

IVY HILL MIDDLE MARKET CREDIT FUND IX, LTD., as a Lender
By: Ivy Hill Asset Management, L.P., as Asset Manager

By:	/s/ Ian Fitzgerald
Name: Ian Fitzgerald
Title: Authorized Signatory

IVY HILL MIDDLE MARKET CREDIT FUND X, LTD., as a Lender
By: Ivy Hill Asset Management, L.P., as Asset Manager

By:	/s/ Ian Fitzgerald
Name: Ian Fitzgerald
Title: Authorized Signatory

[Signature Page to Term Loan Joinder Agreement and Amendment]

Cent CLO 16, L.P.
BY: Columbia Management Investment Advisers, LLC
As Collateral Manager

By:	/s/ Steven B. Staver
Name: Steven B. Staver
Title: Assistant Vice President

[Signature Page to Term Loan Joinder Agreement and Amendment]

Cent CLO 17 Limited
BY: Columbia Management Investment Advisers, LLC
As Collateral Manager

By:	/s/ Steven B. Staver
Name: Steven B. Staver
Title: Assistant Vice President

[Signature Page to Term Loan Joinder Agreement and Amendment]

Cent CLO 18 Limited
BY: Columbia Management Investment Advisers, LLC As Collateral Manager

By:	/s/ Steven B. Staver
Name: Steven B. Staver
Title: Assistant Vice President

[Signature Page to Term Loan Joinder Agreement and Amendment]

Cent CLO 19 Limited
By: Columbia Management Investment Advisers, LLC
As Collateral Manager

By:	/s/ Steven B. Staver
Name: Steven B. Staver
Title: Assistant Vice President

[Signature Page to Term Loan Joinder Agreement and Amendment]

Cent CLO 20 Limited
By: Columbia Management Investment Advisers, LLC As Collateral Manager

By:	/s/ Steven B. Staver
Name: Steven B. Staver
Title: Assistant Vice President

[Signature Page to Term Loan Joinder Agreement and Amendment]

Cent CLO 21 Limited
By: Columbia Management Investment Advisers, LLC
As Collateral Manager

By:	/s/ Steven B. Staver
Name: Steven B. Staver
Title: Assistant Vice President

[Signature Page to Term Loan Joinder Agreement and Amendment]

Cent CLO 22 Limited
By: Columbia Management Investment Advisers, LLC
As Collateral Manager

By:	/s/ Steven B. Staver
Name: Steven B. Staver
Title: Assistant Vice President

[Signature Page to Term Loan Joinder Agreement and Amendment]

Cent CLO 23 Limited
By: Columbia Management Investment Advisers, LLC
As Collateral Manager

By:	/s/ Steven B. Staver
Name: Steven B. Staver
Title: Assistant Vice President

[Signature Page to Term Loan Joinder Agreement and Amendment]

Cent CLO 24 Limited
By: Columbia Management Investment Advisers, LLC
As Collateral Manager

By:	/s/ Steven B. Staver
Name: Steven B. Staver
Title: Assistant Vice President

[Signature Page to Term Loan Joinder Agreement and Amendment]

RiverSource Life Insurance Company

By:	/s/ Steven B. Staver
Name: Steven B. Staver
Title: Assistant Vice President

[Signature Page to Term Loan Joinder Agreement and Amendment]

LOOMIS SAYLES CLO II, LTD.,
As Lender

By:	Loomis, Sayles & Company, L.P.,
Its Collateral Manager

By:	Loomis, Sayles & Company, Incorporated,
Its General Partner

By:	/s/ Mary McCarthy
Name: Mary McCarthy
Title: Vice President

[Signature Page to Term Loan Joinder Agreement and Amendment]

LOOMIS SAYLES CREDIT OPPORTUNITIES FUND,
As Lender

By:	Loomis, Sayles & Company, L.P.,
the Investment Manager of the Fund

By:	Loomis, Sayles & Company, Incorporated,
the General Partner of Loomis, Sayles & Company, L.P.

	By:	/s/ Mary McCarthy
Name: Mary McCarthy
Title: Vice President

[Signature Page to Term Loan Joinder Agreement and Amendment]

LOOMIS SAYLES SENIOR FLOATING RATE LOAN FUND,
As Lender

By:	Loomis, Sayles & Company, L.P.,
Its Investment Manager

By:	Loomis, Sayles & Company, Incorporated,
Its General Partner

	By:	/s/ Mary McCarthy
Name: Mary McCarthy
Title: Vice President

[Signature Page to Term Loan Joinder Agreement and Amendment]

NATIXIS LOOMIS SAYLES SENIOR LOAN FUND,
As Lender

By:	Loomis, Sayles & Company, L.P.,
Its Investment Manager

By:	Loomis, Sayles & Company, Incorporated,
Its General Partner

	By:	/s/ Mary McCarthy
Name: Mary McCarthy
Title: Vice President

[Signature Page to Term Loan Joinder Agreement and Amendment]

NHIT SENIOR FLOATING RATE AND FIXED INCOME TRUST,
As Lender

By:	Loomis, Sayles Trust Company, LLC,
As Trustee

	By:	/s/ Mary McCarthy
Name: Mary McCarthy
Title: Vice President

[Signature Page to Term Loan Joinder Agreement and Amendment]

THE LOOMIS SAYLES SENIOR LOAN FUND, LLC,
As Lender

By:	Loomis, Sayles & Company, L.P.,
Its Managing Member

By:	Loomis, Sayles & Company, Incorporated,
Its General Partner

	By:	/s/ Mary McCarthy
Name: Mary McCarthy
Title: Vice President

[Signature Page to Term Loan Joinder Agreement and Amendment]

WhiteHorse X, Ltd.

By: H.I.G. WhiteHorse Capital, LLC
As: Collateral Manager

By:	/s/ Ethan Underwood
Name: Ethan Underwood
Title: Manager

[Signature Page to Term Loan Joinder Agreement and Amendment]

BlueMountain CLO 2014-4 Ltd
BY: BlueMountain Capital Management

By:	/s/ Meghan Fornshell
Name: Meghan Fornshell
Title: Operations Analyst

[Signature Page to Term Loan Joinder Agreement and Amendment]

GLG Ore Hill CLO 2013-1, LTD.

By:	/s/ Steve Kalin
Name: Steve Kalin
Title: Managing Director

[Signature Page to Term Loan Joinder Agreement and Amendment]

Silvermore CLO LTD.

By:	/s/ Steve Kalin
Name: Steve Kalin
Title: Managing Director

[Signature Page to Term Loan Joinder Agreement and Amendment]

Silver Spring CLO LTD.

By:	/s/ Steve Kalin
Name: Steve Kalin
Title: Managing Director

[Signature Page to Term Loan Joinder Agreement and Amendment]

ECP CLO 2015-7, LTD.

By:	/s/ Steve Kalin
Name: Steve Kalin
Title: Managing Director

[Signature Page to Term Loan Joinder Agreement and Amendment]

ECP CLO 2014-6, LTD.

By:	/s/ Steve Kalin
Name: Steve Kalin
Title: Managing Director

[Signature Page to Term Loan Joinder Agreement and Amendment]

ECP CLO 2013-5, LTD.

By:	/s/ Steve Kalin
Name: Steve Kalin
Title: Managing Director

[Signature Page to Term Loan Joinder Agreement and Amendment]

DoubleLine Capital LP as Collateral Manager
to: Parallel 2015-1, Ltd.

By:	/s/ Oi Jong Martel
Name: Oi Jong Martel
Title: Authorized Signatory

[Signature Page to Term Loan Joinder Agreement and Amendment]

DoubleLine Capital LP as Investment Advisor
to: DoubleLine Income Solutions Fund

By:	/s/ Oi Jong Martel
Name: Oi Jong Martel
Title: Authorized Signatory

[Signature Page to Term Loan Joinder Agreement and Amendment]

DoubleLine Capital LP as Investment Advisor
to: DoubleLine Income Solutions Trust

By:	/s/ Oi Jong Martel
Name: Oi Jong Martel
Title: Authorized Signatory

[Signature Page to Term Loan Joinder Agreement and Amendment]

TICP CLO III, LTD.
By: TICP CLO III Management, LLC
Its Collateral Manager,
as Lender

By:	/s/ Daniel Wanek
Name: Daniel Wanek
Title: Vice President

[Signature Page to Term Loan Joinder Agreement and Amendment]

Wells Fargo Principal Lending, LLC, as a
Lender

By:	/s/ Brian Schelter
Name: Brian Schelter
Title: Vice President

[Signature Page to Term Loan Joinder Agreement and Amendment]

ICG US CLO 2014-1, Ltd.

By:	/s/ Seth Katzenstein
Name: Seth Katzenstein
Title: Authorized Signatory

[Signature Page to Term Loan Joinder Agreement and Amendment]

ICG US CLO 2014-2, Ltd.

By:	/s/ Seth Katzenstein
Name: Seth Katzenstein
Title: Authorized Signatory

[Signature Page to Term Loan Joinder Agreement and Amendment]

ICG US CLO 2014-3, Ltd.

By:	/s/ Seth Katzenstein
Name: Seth Katzenstein
Title: Authorized Signatory

[Signature Page to Term Loan Joinder Agreement and Amendment]

ICG US CLO 2015-1, Ltd

By:	/s/ Seth Katzenstein
Name: Seth Katzenstein
Title: Authorized Signatory

[Signature Page to Term Loan Joinder Agreement and Amendment]

Lockwood Grove CLO, Ltd.
By: Tall Tree Investment Management, LLC
as Collateral Manager

By:	/s/ Michael J. Starshak Jr.
Name: Michael J. Starshak Jr.
Title: Officer

[Signature Page to Term Loan Joinder Agreement and Amendment]

Schedule I

INCREMENTAL TERM LOAN COMMITMENTS

Incremental Lender	Incremental Term Loan Commitment
JPMorgan Chase Bank, N.A.	$130,000,000
Total	$130,000,000